SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INSTRUCTIONS FOR SIGNING PROXY CARDS
REGISTRATION
PROXY STATEMENT
SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
PROPOSAL I: ELECTION OF DIRECTORS
NOMINEES
REMAINING BOARD OF DIRECTORS
EXECUTIVE OFFICERS
AUDIT COMMITTEE
PROPOSAL II: RATIFICATION OF THE FUND’S PRIOR ISSUANCE OF PREFERRED STOCK
ADDITIONAL INFORMATION PERTAINING TO THE PROPOSED PUT WARRANT PROGRAM
INFORMATION PERTAINING TO THE FUND’S INVESTMENT ADVISER AND ADMINISTRATOR
INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS
OTHER BUSINESS
PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 15, 2006
     NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on Wednesday, November 15, 2006, at 10:00 a.m., Eastern Time, for the following purposes:
1.	To elect the Class II Directors to the Fund’s Board of Directors as follows: (Proposal I);

(i) one Class II Director to be elected by the holders of the Fund’s common stock, voting as a separate class; and

(ii) one Class II Director to be elected by the holders of the Fund’s preferred stock, voting as a separate class; and

2.	To request that the holders of each of the Fund’s common stock and preferred stock, each voting as a separate class, ratify the Fund’s prior issuance of shares of its preferred stock (Proposal II); and

3.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on September 25, 2006 as the record date for the determination of Stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.
     Copies of the Fund’s most recent annual report and semi-annual report may be ordered free of charge to any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 28, 2006.

By Order of the Board of Directors,

Francisco Lopez
Dated: October 23, 2006	Secretary
UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
REGISTRATION

Corporate Accounts		Valid Signature

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor
If you are a holder of the Fund’s common stock, please ensure that you complete the WHITE proxy card designated to be completed by common Stockholders.
If you are a holder of the Fund’s preferred stock, please ensure that you complete the BLUE proxy card designated to be completed by preferred Stockholders.

(i)

THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on November 15, 2006

PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on Wednesday, November 15, 2006, at 10:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy for each of the common Stockholders and preferred Stockholders is enclosed herewith. This Proxy Statement and the accompanying forms of proxy are being first mailed to Stockholders on or about October 23, 2006.
     Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Directors, and FOR the ratification of the Fund’s prior issuance of shares of its preferred stock.
     In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.
     In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of

1

record of a majority of the outstanding shares of capital stock of the Fund entitled to vote at the Meeting.
     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Pichardo Asset Management, S.A. de C.V. (“PAM”), the Fund’s investment adviser, or U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”).
     The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.
     Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on September 25, 2006 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held. On September 25, 2006, there were 2,473,504 shares of the Fund’s common stock issued and outstanding and 1,429,336 shares of the Fund’s preferred stock issued and outstanding. The Fund is a closed-end, management investment company.
SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL	COMMON STOCKHOLDERS	PREFERRED STOCKHOLDERS

Election of Directors	Common Stockholders, voting as a single class, elect one Class II Director	Preferred Stockholders, voting as a single class, elect one Class II Director

Preferred Stock Issuance	Common Stockholders, voting as a single class, vote to ratify the prior issuance of the Fund’s preferred stock	Preferred Stockholders, voting as a single class, vote to ratify the prior issuance of the Fund’s preferred stock

     A copy of the Fund’s most recent annual report for the year ended July 31, 2006 may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 28, 2006.
     This Proxy Statement is first being mailed to all Stockholders on or about October 23, 2006.

PROPOSAL I: ELECTION OF DIRECTORS
     In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.
     The Fund’s Articles Supplementary provide that the holders of the Fund’s preferred stock shall have the right to vote separately as a single class to elect at least two directors. At the Meeting, holders of the Fund’s common stock and preferred stock will be asked to elect two Class II Directors to hold office until the year 2009 Annual Meeting of Stockholders or thereafter until their successors are duly elected and qualified. In accordance with the Fund’s Articles Supplementary, the holders of the Fund’s preferred stock will be asked to vote separately as a single class to elect one Class II Director. The holders of the Fund’s common stock will be asked to vote separately as a class to elect the second Class II Director. At the next Annual Meeting, holders of the Fund’s preferred stock will have the right to vote as a single class to elect one Class III Director to hold office until the Year 2010 Annual Meeting.
     The Board of Directors has nominated Messrs. Rajeev Das and Andrew Dakos be elected by the holders of the Fund’s preferred stock and the Fund’s common stock, respectively, to serve as Class II Directors of the Fund.
     In the event that the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Each Class II Director shall be elected by a plurality of the shares voting at the Meeting.
     At the Meeting, the holders of the Fund’s preferred stock will be asked to vote for the election of Mr. Rajeev Das as a Class II Director, while the holders of the Fund’s common stock will be asked to vote for the election of Mr. Andrew Dakos as a Class II Director. If elected, Messrs. Das and Dakos will each serve until the year 2009 Annual Meeting of Stockholders or thereafter until each of their respective successors are duly elected and qualified. If elected, Messrs. Das and Dakos have each consented to serve as Directors of the Fund until his successor is duly elected and qualified.
     The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Das and Dakos. The nominees have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees named above will become unavailable for election as Directors, but if Messrs. Das and Dakos should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the proxy in accordance with their judgment.
     The following tables set forth the year born and principal occupation of each of the Directors and the nominees for election as Class II Directors:
NOMINEES

Directorships held by
		Term of		Nominee Director
Name, Address and		Office	Principal Occupation	Outside of Fund
Year Born	Position(s) with Fund	Since	during past 5 years	Complex*
Class II Independent Director Nominees to serve until the Year 2009 Annual Meeting of Stockholders:

Rajeev Das (1968)**	Director	2001	Senior Analyst,	None
68 Lafayette Ave.			Kimball & Winthrop,
Dumont, NJ 07628			Inc. (an investment
advisory firm) and
Managing Member of
the general partner
of Opportunity
Income Plus L.P.

Andrew Dakos***	Director and	2001	Managing Member of	None
(1966)	Chairman of Audit		the general partner
5 Ryan Court	Committee		of Full Value
Towaco, NJ 07082			Partners L.P. (an
investment
partnership);
President of
Elmhurst Capital,
Inc. (an investment
advisory firm)

*	The Fund Complex is comprised of only the Fund because the nominees did not serve as directors to another investment company which was managed by Pichardo Asset Management, S.A. de C.V. during the fiscal year ended July 31, 2006.

**	Rajeev Das is to be elected by the holders of the Fund’s preferred stock at the Meeting. Holders of the Fund’s common stock will not vote for the election of Rajeev Das.

***	Andrew Dakos is to be elected by the holders of the Fund’s common stock at the Meeting. Holders of the Fund’s preferred stock will not vote for the election of Andrew Dakos.

REMAINING BOARD OF DIRECTORS
The following tables set forth the name, address, year born and principal occupation of each of the remaining Directors of the Fund:

		Term of		Directorships held by
Name, Address and		Office	Principal Occupation	Director Outside of
Year Born	Position with Fund	Since	during past 5 years	Fund Complex*

Class III Interested Directors serving until the Year 2007 Annual Meeting of Stockholders:

Gerald Hellerman** (1937) 10965 Eight Bells Lane Columbia, MD 21044	Director, Chief Financial Officer and Chief Compliance Officer	2001	Principal, Hellerman Associates, (a financial and corporate consulting firm); Manager/Investment Advisor, U.S. Department of Justice Settlement Trust	Director, Brantley Capital Corporation (a business development company); Director, MVC Capital, Inc. (a business development company); Director, AirNet Systems, Inc. (a specialty air courier); Director, FNC Realty Corporation (a real estate development and management company); Director, Innovative Clinical Solutions, Ltd. (a company formerly engaged in conducting clinical trials and physician network management); Member of the Board of Managers, Old Mutual 2100 Absolute Return Fund, L.L.C.

Pablo Padilla (1962)** Blvd. Adolfo Lopez Mateos 2370, 1st Floor Mexico City, Mexico 01060	Director	2005	Principal Partner, Columbus de Mexico Advisers	None

*	The Fund Complex is comprised of only the Fund.

**	Messrs. Hellerman and Padilla shall be considered “interested” directors, as defined in the Investment Company Act of 1940 (the “1940” Act).

		Term of		Directorships held by
Name, Address and		Office	Principal Occupation	Director Outside of
Year Born	Position with Fund	Since	during past 5 years	Fund Complex*

Class I Independent Directors serving until the Year 2008 Annual Meeting of Stockholders:

Glenn Goodstein (1963) 2308 Camino Robledo Carlsbad, CA 92009	Director	2001	Registered investment adviser; Managing Member of the General Partner of Mercury Partners LP (an investment partnership)	None

Phillip Goldstein (1945) 60 Heritage Drive Pleasantville, NY 10570	Director	2000	President, Kimball & Winthrop, Inc. (an investment advisory firm); and general partner of Opportunity Partners L.P. (an investment partnership)	Director of Brantley Capital Corporation (a business development company); The Emerging Markets Telecommunications Fund (a registered closed-end investment company) and First Israel Funds (a registered closed-end investment Company)

*	The Fund Complex is comprised of only the Fund.
     The following table sets forth, for each Director, the aggregate dollar range of equity securities in the Fund that is owned by the Director as of September 25, 2006. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Dollar Range of
Equity Securities in
Name	the Fund.
Phillip Goldstein	Over $100,000
Glenn Goodstein	Over $100,000
Andrew Dakos	Over $100,000
Rajeev Das	Over $100,000
Gerald Hellerman	None
Pablo Padilla	None
Executive Officers
     In addition to Mr. Hellerman, the current officers of the Fund are:

		Term of		Directorships
Name, Address and	Position(s)	Office	Principal Occupation	held by
Age	with Fund	Since	during past 5 years	Officer

Maria Eugenia Pichardo (1950) 408 Teopanzolco Avenue 3rd Floor – Reforma Cuernavaca, 62260 Morelos Mexico	President	2004	Portfolio manager of the Fund since the Fund’s inception in 1990; President and General Partner of Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser	None

Francisco Lopez (1971) 408 Teopanzolco Avenue 3rd Floor – Reforma Cuernavaca, 62260 Morelos Mexico	Secretary	2005	For the period May 1997 through December 2002, acted as portfolio manager assistant to the Fund at Acciones y Valores de Mexico, S.A. de C.V., a wholly owned subsidiary of Acciworldwide, S.A. de C.V., the Fund’s registered investment adviser prior to 2002; Portfolio manager at Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser	None

     Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment manager during its prior fiscal year. The Fund pays each of its directors who is not a director, officer or employee of PAM, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the members of the Audit Committee, comprised of Messrs. Rajeev Das, Phillip Goldstein and Andrew Dakos, $250 per meeting attended. The Fund’s Pricing Committee members, consisting of Messrs. Goodstein, Goldstein, Dakos and Das, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on September 28, 2004, Mr. Gerald Hellerman was appointed Chief Compliance Officer of the Fund. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives an annual salary in the amount of $24,000, which is paid by the Fund. In addition, the Fund reimburses the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings. Mr. Padilla does not receive a salary for his services as a Director of the Fund.
     The following table provides information concerning the compensation paid during the fiscal year ending July 31, 2006 to each Director of the Fund. All of the Directors, expect Messr. Padilla, received compensation for serving as a Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

		Aggregate
	Director	Compensation
Name of Director	Since	From Fund
Phillip Goldstein	2000	$12,369.50
Glenn Goodstein	2001	$14,242.49
Andrew Dakos	2001	$12,621.95
Rajeev Das	2001	$12,300.00
Gerald Hellerman	2001	$35,116.28
Pablo Padilla	2005	$0.00
     Each Director attended, in person or by telephone, at least seventy-five (75%) percent or more of the six (6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the last fiscal year in which he was a Director.
Nominating Committee
     At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The Nominating Committee is comprised of Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by Stockholders of the Fund so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein. During the last fiscal year, the Nominating Committee conducted one meeting.

AUDIT COMMITTEE
     The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors. The Audit Committee convened once during the fiscal year ending July 31, 2006.
     The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund’s most recent fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to Stockholders (“Audit Fees”); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund (“Financial Information Systems Design”); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund (“All Other Fees”).

Audit Fees	Financial Information Systems Design	All Other Fees
$24,885	$0	$0
     All of the services performed by the Fund’s independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.
     The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than the principal accountant’s full time, permanent employees.
Audit Committee Report
     The Audit Committee has met and held discussions with the Fund’s Administrator and the Fund’s independent accountants. The independent accountants represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants’ their independence, in light of the services they were providing.
     Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent accountants and the Audit Committee’s review of the representations of the Fund’s Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2006 filed with the U.S. Securities and Exchange Commission (the “Commission”).

Respectfully submitted,

Andrew Dakos, Chairman
Phillip Goldstein
Rajeev Das
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) percent of the Fund’s common stock or preferred stock, and the Fund’s investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund’s directors and officers, the Fund’s investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2006.
Required Vote
     Rajeev Das must be elected by a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock, present in person or represented by proxy at a meeting with a quorum present. Andrew Dakos must be elected by a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s common stock, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” THE ELECTION OF RAJEEV DAS AND THAT THE HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” THE ELECTION OF ANDREW DAKOS AS THE CLASS II DIRECTORS OF THE FUND.

PROPOSAL II: RATIFICATION OF THE FUND’S PRIOR ISSUANCE OF
PREFERRED STOCK
     At the Meeting, holders of each of the Fund’s common stock and preferred stock, each voting as a separate class, will be asked to vote to ratify the Fund’s issuance of 1,429,336 shares of the Fund’s preferred stock, $.001 par value per share (the “Preferred Stock”), which were issued in January 2006 pursuant to a non-transferable rights offering to all common Stockholders of the Fund conducted during November and December of 2005 (“Preferred Stock Offering”). The Preferred Stock Offering resulted in proceeds to the Fund of approximately $25.7 million.
     The Fund is seeking this ratification by its Stockholders because the Preferred Stock Offering may have inadvertently contravened one of the Fund’s fundamental investment restrictions, prohibiting the issuance of senior securities without Stockholder approval to change such fundamental investment restriction as required by Section 13d of the Investment Company Act of 1940, as amended. Although the Board is seeking the ratification from its Stockholders, it continues to believe that the Preferred Stock may not be determined to be a senior security. Moreover, the Board believes that the Fund’s Stockholders have not been disadvantaged in any way by the issuance of the Preferred Stock. Irrespective of the foregoing, the Board is seeking ratification of the prior issuance of the Preferred Stock at this Meeting.
     If the Fund obtains the required vote of each of the common and preferred classes to ratify the prior issuance of the Preferred Stock, then the Board intends to commence a series of in-kind tender offers, as set forth in the Fund’s Preferred Stock Offering registration statement, of the Fund’s outstanding shares of Preferred Stock on a semi-annual basis, on dates to be determined by the Board, in which up to 25% of the Fund’s shares of Preferred Stock may be tendered to the Fund (so that a total of up to 100% of the Preferred Stock could be tendered over a two-year period) (“In-Kind Tender Offers”). It is currently the intention of the Board that the Fund would repurchase shares of Preferred Stock in exchange for a pro rata share of the Fund’s portfolio securities having a value equal to 99% of the net asset value per share of Preferred Stock (“NAV”) on a date designated by the Board.
     The Fund has requested a ruling from the Division of Investment Management of the Commission regarding the ability of Stockholders of the Fund who may be deemed “affiliated persons” solely by reason of owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding voting securities to participate in the In-Kind Tender Offers.
Required Vote

     The Fund is seeking to ratify the prior issuance of Preferred Stock by obtaining the affirmative vote of a “majority of the outstanding securities” (each class voting separately), which is defined in the 1940 Act as the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of each class of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of each class of the Fund entitled to vote thereon are present or represented by proxy or (b) more than fifty (50%) percent of the total outstanding shares of each class of the Fund entitled to vote thereon. The Fund’s preferred and common Stockholders, each voting as a separate class, shall vote on Proposal II. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against Proposal II.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND’S COMMON STOCK AND THE HOLDERS OF THE FUND’S PREFERRED STOCK (EACH CLASS VOTING SEPARATELY) VOTE “FOR” THE RATIFICATION OF THE FUND’S ISSUANCE OF PREFERRED STOCK.
ADDITIONAL INFORMATION PERTAINING TO THE
PROPOSED PUT WARRANT PROGRAM
     On February 14, 2003, the Fund obtained Stockholder approval for the creation, issuance and registration of put warrants, pursuant to a put warrant program, which are designed to afford Stockholders a series of opportunities to realize NAV for their shares. Initially conceived by Mr. Goldstein as an innovative means by which Stockholders of a closed-end management investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a “put warrant.” A registration statement covering the issuance of the proposed put warrants and certain no-action and exemptive relief requested by the Fund with respect thereto is currently under review by the staff of the Investment Company Division and the staff of the Division of Corporate Finance of the Commission.
     In addition to the Commission’s review, the New York Stock Exchange (the “NYSE”) has informally indicated that, if the put warrants are approved by the Commission, the put warrants should be eligible to be listed on the NYSE.
     As initially conceived, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund’s common stock for each put warrant held once each calendar quarter, in exchange for cash equal to NAV per share.
     If the put warrants are approved by the Commission and become listed on the NYSE, each outstanding share of Preferred Stock would automatically convert to one share of the Fund’s common stock. In such an event, no shares of Preferred Stock would be outstanding and, therefore, the Fund would not conduct any In-Kind Tender Offers for such shares.
THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.

INFORMATION PERTAINING TO THE FUND’S
INVESTMENT ADVISER AND ADMINISTRATOR
The Investment Adviser
     Pichardo Asset Management, S.A. de C.V. (“PAM”), is the current investment adviser of the Fund. PAM is located at 408 Teopanzolco Avenue, 3rd Floor – Reforma Cuernavaca 62260, Morelos, Mexico. PAM manages the Fund’s day-to-day operations and provides the Fund with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of the Fund’s investment portfolio securities, subject to the supervision and direction of the Board. PAM also provides the Fund with advice, supervises management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the Fund’s investments.
The Administrator
     U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator pursuant to an Administrative Agreement with the Fund dated July 11, 2001. The Administrator is located at 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.
INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS
     The following table sets forth information based on filings made with the Commission concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund’s common stock and/or preferred stock because they possessed or share voting or investment power with respect to the shares of the Fund:

					% of Fund’s
Name and Address of	Type of		Amount of Shares		Outstanding Shares
Beneficial Owner	ownership	Class of Stock	Beneficially Owned		Beneficially Owned
Richard J. Shaker d/b/a Shaker Financial Services 1094 Magothy Circle Annapolis, MD 21401	Record and beneficial	Preferred	129,223 (1)		9.04%

QVT Financial LP 527 Madison Avenue, 8th Floor New York, New York 10022	Record and beneficial	Common Preferred	335,650 300,000	(2) (3)	13.57 20.99	% %

Deutsche Bank AG (3) Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	Record and beneficial	Common Preferred	263,154 235,204	(4) (5)	10.64 16.46	% %

City of London Investment Group PLC City of London Investment Management Company Limited 10 Eastcheap London EC3M 1LX England	Record and beneficial	Common	503,500	(6)	20.36%

All officers and directors as a group	Record and	Common	1		*
(8 persons) (7)	beneficial	Preferred	141,343		9.89%

*	The officers and directors collectively as a group own less than 1% of the outstanding shares of the Fund’s common stock.

(1)	Based solely upon information presented in a Schedule 13G/A, dated June 30, 2006, filed by Richard J. Shaker, d/b/a Shaker Financial Services.

(2)	Based solely upon information presented in a Schedule 13G/A, dated December 31, 2005, filed by QVT Financial LP (“QVT Financial”). QVT Financial is the investment manager for QVT Fund LP (“QVT Fund”), which beneficially owns 72,496 shares of common stock of the Fund. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 263,154 shares of common stock of the Fund. QVT Financial has the power to direct the vote and disposition of the common stock held by each of QVT Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 335,650 shares of the Fund’s common stock, consisting of the shares owned by QVT Fund and the shares held in the Separate Account.

(3)	Based solely upon information presented in a Schedule 13G, dated January 11, 2006, filed by QVT Financial. QVT Financial is the investment manager for QVT Associates LP (“QVT Associates”), QVT Overseas Ltd. (“QVT Overseas”) and for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”). QVT Financial has the power to direct the vote and disposition of the Fund’s preferred stock held by each of QVT Associates and QVT Overseas and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owners of an aggregate amount of 300,000 shares of the Fund’s preferred stock, consisting of 21,996 shares of the Fund’s preferred stock owned by QVT Associates, 42,800 shares of the Fund’s preferred stock owned by QVT Overseas and 235,204 shares of the Fund’s preferred stock held in the Separate Account.

(4)	Based solely upon information presented in a Form 4, dated November 17, 2005, filed by Deutsche Bank AG.

(5)	Based solely upon information presented in a Form 4, dated January 11, 2006, filed by Deutsche Bank AG.

(6)	Based solely upon information presented in a Schedule 13G, dated June 30, 2006, filed by City of London Investment Group PLC, a company incorporated under the laws of England and Wales (“CLIG”) and City of London Investment Management Company Limited, a company incorporated under the laws of England and Wales (“CLIM”). CLIG is the parent holding company for companies, including CLIM. CLIM is an investment manager for various funds which directly own 503,500 shares of the Fund’s common stock. CLIG and CLIM may be deemed the beneficial owners of 503,500 shares of the Fund’s common stock, consisting of shares held by various funds managed by CLIM.

(7)	The address for all officers and directors is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.

OTHER BUSINESS
     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.
PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS
     All proposals by Stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in the year 2007, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund’s proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any Stockholder who desires to bring a proposal at the Fund’s 2007 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July 2007) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in October 2007 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund’s Meeting date.

THE MEXICO EQUITY AND INCOME FUND, INC.

Francisco Lopez
Secretary
Dated: October 23, 2006
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S
COMMON STOCK
THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2006.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Phillip Goldstein, Gerald Hellerman and Thomas R. Westle, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Wednesday, November 15, 2006, at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, NY 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
1.	ELECTION OF DIRECTORS. To elect Mr. Andrew Dakos, the nominee to serve as a Class II Director of the Fund, for the time period relating such director’s class and until a successor has been duly elected and qualified.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	RATIFICATION OF THE FUND’S PRIOR ISSUANCE OF PREFERRED STOCK. To ratify the Fund’s prior issuance of shares of its preferred stock.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.
DATED: ________________________________, 2006

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S
PREFERRED STOCK
THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2006.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Phillip Goldstein, Gerald Hellerman and Thomas R. Westle, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Wednesday, November 15, 2006, at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, NY 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
1.	ELECTION OF DIRECTORS. To elect Mr. Rajeev Das, the nominee to serve as a Class II Director of the Fund, for the time period relating such director’s class and until a successor has been duly elected and qualified.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	RATIFICATION OF THE FUND’S PRIOR ISSUANCE OF PREFERRED STOCK. To ratify the Fund’s prior issuance of shares of its preferred stock.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.
DATED: ________________________________, 2006

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.